Exhibit 99.2

Investor Presentation April 30, 2007

 Embedded Storage for CE Microdrives / Femto TFMH Perpendicular recording 90 and 65nm 300mm HB-LED / Wireless, Automotive, Camera Cell Phones, Backlit LCD TV Nanotech, Material & Life Science Veeco Provides Enabling Technology in Process Equipment and Metrology for Multiple Growth Markets Data Semiconductor HB-LED Scientific Storage Wireless Research 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco’s Strategy For Growth Offer a broad product line of well differentiated enabling Process Equipment and Metrology technologies Establish strategic relationships with technology leaders worldwide Capture leading market share in all product lines Leverage our exposure to high-growth end markets Fuel our growth through internal development of multi generational new products aligned to our customers’ new technology strategic roadmaps Continually improve our operations to remain profitable through industry cycles WE BELIEVE THERE IS A MULTI-HUNDRED MILLION DOLLAR GROWTH OPPORTUNITY FOR VEECO EXISTING IN THE TECHNOLOGIES WE OWN TODAY 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Q1 07 Highlights Revenue was $99.2M, up 6% Y/Y, down 19% sequentially. Growth in LED/Wireless(+39%) and Scientific Research +18%) Y/Y, while Data Storage and Semi declined Shipments were $110M, led by new VIBE and MOCVD products, with revenue to be recognized in future quarters Bookings were $106M, down 16% Y/Y, reflecting strong growth in HB-LED and stable but weak DS Gross Margin 44%, in line for a trough quarter (improved margins in MOCVD) EBITA $5.6M (flat vs ’06) EPS (excluding certain items) $0.10 (slightly above expectations) Refinanced our convertible security improving Veeco’s balance sheet 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Q1 Order Highlights -16% $106M Total +18% $26 Scientific Research +16% $12 Semiconductor -58% $29 Data storage +60% $39 HB-LED/Wireless Change Y/Y Q1 Orders ($M) HB-LED Revenues were up 39%; Orders up 60% Y/Y +37% Sequentially +38% Sequentially -3% Sequentially 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco 2006 Multi-Market Growth Double Digit Growth... in Data Storage and HB-LED/Wireless Perpendicular Recording technology & consumer electronics require new Veeco Equipment & Metrology Brightness Roadmap for new LCD-TV backlighting requires new MOCVD tools 3D Metrology required as dimensions shrink below 90nm Nanoscale Research requires atomic instrumentation 2005 Veeco Revenue 2006 Veeco Revenue Data Storage HB-LED/ Wireless Semi-conductor Scientific Research $167M $184M +10% $63M $89M $69M $58M $111M $111M $410M $441M Double digit growth in Data Storage and HB-LED/Wireless +42% -17% Flat +8%  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco 2007 Growth Opportunity Perpendicular Recording technology & consumer electronics require new Veeco Equipment & Metrology Brightness Roadmap for new LCD-TV backlighting requires new MOCVD tools 3D Metrology required as dimensions shrink below 90nm Nanoscale Research requires atomic instrumentation 2006 Veeco Revenue 2007 Street Range for Revenue Data Storage HB-LED/ Wireless Semi-conductor Scientific Research $184M 175M -5% $89M 115M $58M 60M $111M 115M $440M $450-465M +30% +3% +4% +5%  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

We Have Strategic Relationships With Global Technology Leaders & Strong Market Share Semiconductor #1 AFM, Leader Optical HB-LED / Wireless A Leader in MOCVD and MBE Scientific Research #1 Research AFM Data Storage #1 TFMH Equipment THOUSANDS OF CUSTOMERS HDD COMPANIES WHO MAKE TFMHS SERVING GLOBAL INDUSTRY LEADERS STRONG MARKET SHARE 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco Has Diverse Multi-ProductMulti-MarketWorldwide Exposure Revenue by Product Equipment up 9% Metrology up 1% Revenue by Market HB-LED/Wireless up 39% Scientific Research up 18% Data Storage down 11% Revenue by Region Japan up 33% Veeco benefits from product, market and geographic diversity Q107 REVENUE $99M up 6% Y/Y Equipment 59% Rev $58.1M GM 40%* Metrology 41% Rev $41.1M GM 49% HB-LED /Wireless 21% Scientific Research 33% Data Storage 36% Semiconductor 10% Europe 15% U.S. 35% Asia Pacific 30% Japan 20%  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco Has Diverse Multi-ProductMulti-MarketWorldwide Exposure Orders by Product Equipment down 18% Metrology down 14% Orders by Market Scientific Research up 19% HB-LED/Wireless up 60% Semiconductor up 16% Data Storage down 58% Orders by Region Europe growth 11% Japan growth 10% Veeco benefits from product, market and geographic diversity Q107 ORDERS $106M; down 16% Equipment 65% Orders $68.7M Metrology 35% Orders $37.2M HB-LED /Wireless 37% Scientific Research 24% Data Storage 28% Semiconductor 11% Europe 18% U.S. 32% Asia Pacific/ROW 38% Japan 12%  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

VEECO’S FINANCIAL MODEL 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

2006 Continued Growth in Revenue, Margins and EBITA *EBITA calculation = earnings before interest, taxes and amortization see reconciliation table Gross Margin EBITA* Revenue 2006 Revenue Growth +8% Gross Margin Improvement +200 Basis Points Per Year Achieved 70% CAGR in EBITA (’04-’06) 39% 42% ~44% 0% 10% 20% 30% 40% 50% 2004 2005 2006 $410M $390M $441M $0 $100 $200 $300 $400 $500 2004 2005 2006 $29M $14M $40M $0 $10 $20 $30 $40 $50 2004 2005 2006 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Continued Initiatives Improve Margins, Operational Excellence, Reduced Cycle Times Simplify Veeco operational organization around a single Process Equipment and a single Metrology senior management structure with emphasis on: Development of common hardware/software platforms Increased outsourcing content of new products Shorter manufacturing cycles less inventory improved reliability Supply chain management reduced number of vendors Implement SAP across all Veeco divisions to eliminate redundant support functions. Operational excellence to include inventory reduction, capex reduction, DSO management and cash generation best practices across all of Veeco 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Veeco’s 2006 Growth Opportunity Increased Revenues and Gross Margins $163M +9% $182M +12% $172M -6% $227M +75% $228M FLAT $269M +18% 2004 2005 2006 Metrology Process Equipment Revenue $390M Revenue $410M 30% GM 52% GM 39% GM 35% GM 51% GM 42% GM 39% GM 52% GM 44% GM Growth +8% Growth +5% Growth +40% Revenue and margin growth opportunities in both Equipment and Metrology Revenue $441M 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Improved Financial Performance in Trough and Peak Quarters $58M 7% 40% Equipment Trough Quarter $41M 10% 50% Metrology Revenue EBITA Oper Expense Gross Margin 44-45% 38% $99M 6% Total Veeco ~$140 to $145M 16-18% 32% 48-50% Target $85M 15% 42% Equipment Peak Quarter $50M 20% 54% Metrology 46-48% 33% $130-135M 12-15% Total Veeco Earn 5 to 6% in Trough quarters ($95-100M) Earn 12 to 15% in Peak quarters ($130 – $135M) Earn 16 to 18% at Target Revenue ($140M - $145M)  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Q2 2007 GUIDANCE (April 24, 2007) Q2 revenues to be in the range of $100 - $105 million. Q2 orders to be in the range of $110 million +/- 5% . Q2 2007 GAAP in the range of ($0.3) to $0.02 per share. Q2 2007 non-GAAP earnings per diluted share are expected to be between $0.07 to $0.10, excluding amortization of $2.5 million and using a 35% tax rate 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Strong Veeco Balance Sheet December 31, 2006 March 31, 2007 $281.8 $282.9 Shareholder’s Equity 209.2 153.1 Long-Term Debt 589.6 531.2 Total Asset 73.5 71.7 Fixed Assets 248.1 199.4 Working Capital $140.0 $94.6 Cash and Investments Net positive impact of recent repurchase and exchange: Reduced outstanding debt by 27% Extends terms of new notes to 2012 Only $25.2M of Old Notes mature in 2008 Continent Conversion and Net Share Settlement Features of New Notes allow more flexibility and minimize potential dilutionVeeco’s intent to repay in cash from operationsnet beneficial to all parties – debt holders, equity shareholders and to Veeco 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

HB-LED/WIRELESS OPPORTUNITY

Early Stage, High-Growth Opportunity LED market opportunity in its infancy – traffic lights, key pads, LCD monitors We have key enabling technology, MOCVD Each LED generation requires new MOCVD equipment Our focus on process technology development, support and strategic customer relationships 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

1960 1970 1980 1990 2000 2010 2020 Relative LED Unit Shipments Enterprise Red Indicator Lights Red HB-LEDs Blue & Green HB-LED (GaN) White Backlighting General Illumination Red LED Blue & Green HB-LED Red HB-LED Tail Light HB-LED Headlights Small LCD Backlighting Cell Phone PDA Large LCD Backlighting $12B HB-LED Market Size Solid State Lighting Growth Opportunity Red, Green, Blue HB-LED / Wireless >20% CAGR 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Brightness and Cost Improvements Drive Growth Cost per 1000 Lumens Efficiency Lumens/Watt 150 130 110 90 70 50 30 20 15 5 Large LCD Backlighting Mobile Phones Traffic Lights Outdoor Signage General Lighting GaNzilla I MOCVD GaNzilla II MOCVD Turbo Disc K-Series MOCVD Next Gen +1 MOCVD 2002 2003 2005 2006 2007 2004 >2010 2000 $10 $17 $25 $35 $50 $70 $95 $125 $150 Blue Keypads Automotive 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Multi Year HB-LED/Wireless GrowthDriven By “White LED” Penetration of LCD TV, Automotive & Architectural Lighting 138M 10B 2004 27% +23% +20% CAGR $175M +15% 13.0% 395M 25B 2009 Mobile phones Outdoor signs Traffic lights Camera flash Backlit laptops Auto lighting Specialty interior lighting General illumination Backlit LCD TV Auto headlights Architec-tural lighting 9.0% 3.5% 1.0% 0.2% LED - Backlit Penetration $150M 30% $115M +30% $85M +30 to 35% $65M Veeco CS Revenue 353M 308M 264M 215M Flat Panel Backlit Units (2) Market Applications 21B 2008 18B 15B 12.5B LED Units* (1) 2007 2006 2005 * For emerging applications such as signs/displays, signals, automotive and illumination. (1) Source: Strategies Unlimited (2) Source: Display Search 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

0 10,000 20,000 30,000 40,000 50,000 60,000 2005 2006 2007 2008 2009 # Devices (Millions) Multi-Year Growth Opportunity HB-LED Units Forecast: 23% CAGR Red/Orange/Yellow Blue/Green/UV 23% CAGR Source: Strategies Unlimited and Veeco Estimates 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

HB-LED Opportunity…
Multi-Year Equipment Growth From Increased Adoption

Mobile Appliances


12:01 am

Cell Phones
PDAs
Flashlights

Outdoor Signage



Large Displays
Traffic Signals
Storefront Lighting

LCD Backlighting



Flat Panel TVs
Laptops
Retail Displays

Automotive Lighting



Headlamps
Dashboards
Displays

General Illumination



Architectural and General Illumination

2006-2007 GROWTH OPPORTUNITY

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Veeco

Emerging Applications First Wave Small Panel Displays (’06/’07 MOCVD) HB-LEDs are capturing small panel display backlighting Cost and brightness now meet requirements Replaces CCFL backlight, no mercury Provide weight, power and panel thickness advantage “Every small LCD panel maker in Taiwan is qualifying HB-LED backlighting now” – Taiwan HB-LED Mfg. GaNzilla II Meets Cost and Performance Requirements LEDs provide “slimmer and more efficient” LCDs 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Emerging Applications Second Wave TV Backlighting (’08/’09 MOCVD) Adoption driver: color quality, depth, contrast Cost competitive LED backlighting expected for 32” LCD TV in 2007 – sooner than expected CCFL covers 85% of NTSC color gamutLEDs cover 105% *Source: Insight Media, DigiTimes.com, Press Release, May 26, 2006 Backlighting Unit Shipment Forecast 40-44” LCD TV Segment 0 5 10 15 20 2006 2007F 2008F 2009F 2010F Units (M) CCFL LED Penetration 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Latest Developments in HB-LEDs Samsung unveils 40 inch LED backlit LCD TV Audi announces R8 w/ LED headlights by end of 2007 Wal-Mart installing LEDs in 500 stores, $2.6M/year saved Samsung launches 20-inch LCD monitor w/ LED BLU Samsung says all LCD monitors will be LED-based by 2008 Nichia achieves 150lm/W (1.7x efficiency of Fluorescent) TI introduces LED-backlit DLP RPTV LG's introduces battery powered LED projector @ 100lm Apple & HP to launch notebooks w/ LED BLU’s by Q2’07 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Introduced Next-Generation K-Series MOCVD Production Platform K-Series Platform Modular, upgradeable platform Common across GaN & As/P product lines Only platform capable of continuous operation More runs per day than any other platform K465 Features Our most advanced reactor technology Better uniformity Better source efficiency 50% greater throughput than competition Largest reactor capacity Received 6 “Multi-Unit Orders” in Q1

 LED/Wireless LED Market expansion for outdoor signage and lighting, small LCD panel backlighting and automotive applications have led to a positive Veeco bookings trend over the last 9 Qtrslarge area LCD still 6 to 12 months away. Strong customer acceptance of Veeco’s new K Series MOCVD continues. Multiple system orders received from 6 customers in Q1. New Solar Cell applications adding to MOCVD growth. New activity in Red/Orange/Yellow $62M $111M Up 60% Y/Y 2007 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Bookings 14 13 15 20 24 28 29 30 39 2006 2005 LED/Wireless Growth Continues 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

DATA STORAGE OPPORTUNITY 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

0 200 400 600 800 1000 1200 1400 1600 1956 1966 1976 1986 1996 2006 M Units – Annual HDD Shipments PC 3.5” 2.5” 3rd ERA 2016 Mainframe 24”, 14” 1st ERA Mini-computer 8”, 5.25” 2nd ERA 2004 Consumer era 2.5” 1.8” 1” 3.5” DVD/HDD recorder MP3 HDD 4th ERA Source : Hitachi GST Estimate Consumer Applications Enable Dramatic Hard Drive Growth Unit Growth to Double Personal Storage Personal Video recorder Cell Phone 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Data Storage Hard Disk Drive Unit >20% CGConsumer Electronics Segment Will Approach Size of Computer Market Segment 1980 1985 1990 1995 2000 2005 2010 2015 Unit Drive Shipments (M) 800 700 600 500 400 300 200 100 0 Consumer Electronics Laptop PC Desktop PC Enterprise Servers Desktop Laptop TiVo iPod GPS Mobile Phones Approx 30% of HDDs by 2006 Xbox 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Record Breaking Years Lie Ahead 0 100 200 300 400 500 600 700 800 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 $0B $5B $10B $15B $20B $25B $30B $35B $40B $45B Units Revenue Millions Source: IDC, Storage Mechanisms - Disk IDC current forecast is over 730M HDDs in 2010 and $41B in revenue 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

HDD Opportunity Unprecedented Technology and Form Factor Changes Occurring Simultaneously Areal Density (Gbit/in2) Perpendicular Recording 1000 100 10 1 00 01 02 03 04 05 06 07 Perpendicular Recording Longitudinal Recording CPP GMR TMR Pico Slider Femto Slider Slider Shrinks (FEMTO) and Wafer Size Increases (200mm) Microdrives Microdrives TFMH Technology Changes Drive Capital Equipment Growth Areal density roadmap increases (30%) per year toward CPP (perpendicular recording) capable of 1 Terabit/in² (2008)will require new manufacturing technology. Mini Micro Namo Pico 1975 1987 1990 1995 Mini Nano Pico Femto 1975 1987 1990 1995 2004 Micro 100% 70% 50% 30% 20% 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Rapid adoption of PMR and TMR technology and transition to Femto sliders Areal Density Growth 125 to 500 Gbits/in2 Femto, PMR and TMR technologies have stringent requirements for Process Equipment and Metrology Technology Advances to Meet Market Requirements Requires Continued Investment 20% 40% 60% 80% 100% 2005 2006 2007 2008 2009 2010 Year Adoption [%] 0 200 400 600 800 1000 GBits/in 2 PMR Areal Density TMR CPP-GMR Femto 0%  043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

Data Storage Capital Intensity Increases 10% of HDD Revenue *Source: Tom Coughlin, Coughlin Associates 10.6% $5.68 B $53.6 B 2010 10.1% (avg.) $21.45 $211.9 B Total (2006-2010) 8.9% $2.87 B $32.4 B 2006 9.9% $3.62 B $36.6 B 2007 10.3% $4.29 B $41.5 B 2008 10.4% $4.96 B $47.7 B 2009 7.9% $2.23 B $28.1 B 2005 HDD CapEx % of Revenue HDD CapEx $B Total HDD Revenue Year HDD CapEx % of Revenue* 0 1 2 3 4 5 6 2005 2006 2007 2008 2009 2010 HDD CapEx $B HDD CapEx $B 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Data Storage Multi-Year Growth in New Technology and Capacity Provides Veeco with Continued Growth 2004 $123M ~26% $184M $167M $90M 2003 30% 90% 2076 2009 10% Larger Wafer 150mm/200mm Veeco Revenue CAGR 2005 2006 60% 30% 14% 3% PMR Content 100% 80% 30% 10% Femto Content Perpendicular recording / Areal density growth Femto sliders/200mm wafers Continued CE & mobile growth TMR higher areal density growth Consumer electronics Seagate / Maxtor Areal density growth 30% per year GMR Flash emerges Market Conditions 12% CAGR New Slider tools (saws/lapping) New PVD / ALD deposition Advanced Metrology Auto AFM New Nexus IBE / IBD / DLC Optical Profiler New Veeco Products 1898 1787 1532 1232 TFMH (M) Growth 2008 2007 2006 2005 Technology (units) Source Trend Focus 8/2006

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Veeco HDD Strong Y/Y Growth Trends Quarters Remain Volatile Veeco to Continue our Commitment to HDD Well Positioned to Remain the TFMH Equipment Industry Leader Veeco HDD Revenues ($M) 30% CAGR 2003-2006 $91 $124 $167 $184 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2003 2004 2005 2006 ~26% CAGR 2003-2006

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Veeco A Strategic Partner in Every Step of the Manufacturing Process Our strategy has been to provide tool and process technology, improved productivity, and a broad range of products to be the world-wide strategic supplier to the TFMH industry.

Data Storage Market Conditions…Continued Growth in Mobile PC and Consumer Electronics

- Samsung announces single platter 160GB capacity.
- Dell announces future notebook w/250GB HDD
- Sony discontinues 20GB play station in favor of new 60GB w/HDD due to over whelming consumer demand (built in storage media slots and built in WiFi.
- High growth in Mobile Laptops continue…low end will include "flash memory"; high end favors HDD.
- Increased consumer personal content of photos/music/videos end up being stored (backed up) on a disc hard drive.

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043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Data Storage Current Market Conditions End demand growth for HDD units continues at approx 12-14% per year Customers remain committed to technology programs, specifically PMRFemtoearly investment in wafer size change. We are experiencing strong customer acceptance of new Veeco products in PVD, DLC and HR-Alumina However, Q4 ’06 and Q1 ’07 order rate (which appear to have troughed) are still below 2006 averages Industry consolidation at HGST and Alps may slow short-term equipment demand Expect continued moderate quarterly increases in DS bookings rate Q2/Q3 but 2007 DS revenues likely to be flat to down versus 2006

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. METROLOGY OPPORTUNITY SEMICONDUCTOR & SCIENTIFIC RESEARCH

Veeco's Leading Metrology Solutions



Dimension AFP



BioScope II



Dimension V AFM



NT9800



Dektak 150

- **Leadership positions in**
  - Semiconductor, Data Storage, General Industrial, MEMS Metrology
  - Nano/Bio Research – university & nano-center focused business
- **2007 Focus for Nano-Bio Research AFM and Optical**
  - Launch Next Generation Products and Drive Market Expansion
- **2007 Focus for Automated AFM**
  - Launch New Platform
  - Drive Next Level of Market Adoption via new Key Apps in Semi & DS

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Veeco

Successfully Launch M&I New Products To Capture Market Share

2006 New Products



Dimension AFP



V Series AFM



BioScope II



Caliber AFM



SP3250



DMEMS Optical



D150Stylus Profiler



NT Optical Profiler

2007 New Products



New Auto AFM



Fast-Scan AFM



BioScope II Extensions



Vx200 PTR



SP4900



NT/HD Series



diCaliber II

043007 Investor Relations Presentation
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043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Veeco Created the Semi AFM Market Opportunity and Remains the Clear Market Leader More than 350 Automated AFM Systems Shipped Automated Pole Tip Recession Metrology Markets Data Storage Non destructive, accurate Metrology Markets Semiconductor CCD Advanced 3D AFM Metrology Markets Data Storage Mask New AFP For CMP & Etch Metrology Markets Semiconductor Data Storage Continued focus on identifying new applications which are moving into production in semiconductor, data storage and mask

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Growing Application Space for Automated AFMs Auto-AFMs used for in-line metrology in CMP, Etch, Litho and Mask modules Auto-AFM continues penetration at 65 & 45nm with new Veeco solutions Fab-based Reference Metrology for TEM replacement Advanced Mask Metrology for 45nm and below Advanced Lithography for Line Edge Roughness & Line Width Variation Next-Gen, Higher Thruput Platform, in 2007 Polygate TEM Etched Polygate X3D Image Advanced Mask Structure X3D Image 28nm Isolated Line

World Leader in Surface Science and Metrology

Veeco Has the Broadest Line of Tools For Micro to Nano Applications

Installed Base of ~8,000 AFMs and ~2,000 Optical Profilers



Dektak Stylus



DMEMS Optical



Dimension V



Multimode V


Nano Ruler
1,000,000nm
100,000nm
10,000nm
1,000nm
100nm
10nm
1nm
0.1nm
Microtech
Nanotech

Nano



MEMS
10um – 1mm


50nm

Transistor
0.5um – 90nm



Magnetic Bits (HDD)
160nmx40nm (100Gb/in2).



Quantum Dots
20nm wide ea.

Thin Films
TFH, IC

Bio



Human Hair
70um wide


A

Red Blood Cells
3um dia



DNA Strand
2nm wide



Silicon Atom
0.2nm dia

Veeco

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Nano Metrology 043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Nano Manipulation Nano Material Carbon Nanotube Transistor Veeco’s Scientific Research Business (approximately 100 Research AFMs per quarter) Nanotechnology Materials Research Life Sciences Semiconductor Future Data Storage Polymers Living Cells DNA Proteomics Polymers Cu Films Magnetic Storage Media DNA Lipids Protein Crystal Detection We Sell Over 100 Tabletop AFMS Per Quarter Stable, High Margin Business

043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Nanotechnology “All The World’s Industry Is In Its Path” AFMs Image, Measure and Manipulate Nanoscale Structures Life Science Info Technology Nano Ruler Magnetic Bits (HDD) 160nmx40nm (100Gb/in2). MEMS 10um – 1mm Transistor 0.5um – 90nm Quantum Dots 20nm wide ea. Silicon Atom 0.2nm dia Human Hair 70um wide Red Blood Cells 3um dia DNA Strand 2nm wide 1,000,000nm 100,000nm 10,000nm 1,000nm 100nm 10nm 1nm 0.1nm Magnetic Bits (HDD) 160nmx40nm (100Gb/in2). MEMS 10um – 1mm MEMS 10um – 1mm Transistor 0.5um – 90nm Quantum Dots 20nm wide ea. Silicon Atom 0.2nm dia Human Hair 70um wide Red Blood Cells 3um dia DNA Strand 2nm wide Silicon Atom 0.2nm dia Human Hair 70um wide Red Blood Cells 3um dia DNA Strand 2nm wide 1,000,000nm 100,000nm 10,000nm 1,000nm 100nm 10nm 1nm 0.1nm

BioAFM Microscopy Market in its Infancy


AFM
Optical Microscopes
1 Å
100 nm
100 µm
100 mm
DNA
Cell
Proteins & single Molecules



BioScope II AFM

Rate of Adoption for Biological Imaging Technologies vs. Time


Laggards
Late Majority
Early Majority
Early Adopters
Innovators
Optical Microscopy
SEM
Confocal
Biological AFM
Time (Not to Scale)
Present

- The potential of the SPM in biology remains largely untapped.
- Quantitative research, followed by clinical applications, will drive adoption.

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043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Safe Harbor Statement     To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2006. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation may review non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10K and 10Q filings available on www.veeco.com

APPENDIX 043007 Investor Relations Presentation 2006 Veeco Instruments Inc.

2006 Reconciliation Table

	December 31,		December 31,	
	2006	2005	2006	2005
Operating income	$10,241	$6,676	$22,456	$11,066
Adjustments:				
Amortization expense	4,016	4,029	16,045	16,583
Merger and restructuring expense	-	1,165 (1)	-	1,165 (1)
Write-off of purchased in-process technology	-	-	1,160 (2)	-
Earnings before interest, income taxes and amortization excluding certain items ("EBITA")	14,257	11,870	39,661	28,814
Interest expense, net	685	1,648	4,268	7,568
Gain on extinguishment of debt	-	-	(330) (3)	-
Adjustment to exclude gain on extinguishment of debt	-	-	330	-
Earnings excluding certain items before income taxes	13,572	10,222	35,393	21,246
Income tax provision at 35%	4,750	3,578	12,388	7,436
Earnings excluding certain items	$8,822	$6,644	$23,005	$13,810
Earnings excluding certain items per diluted share	$0.28	$0.22	$0.74	$0.46
Diluted weighted average shares outstanding	31,185	30,264	31,059	30,144

(1) The $1.2 million merger and restructuring charge for the fourth quarter and year ended December 31, 2005 consisted of personnel severance costs.

(2) During 2006, the Company purchased a 19.9% interest in Fluens Corporation. During the third quarter of 2006, the Company finalized its purchase accounting for Fluens determining that Fluens is a variable interest entity and the Company is its primary beneficiary as defined by FIN46(R). As such, the Company has consolidated the results of Fluens' operations from the acquisition date. As part of that acquisition, the Company acquired $1.2 million of in-process technology, which was written off during the third quarter of 2006 as of the acquisition date.

(3) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the early extinguishment of debt in the amount of $0.3 million.

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

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043007 Investor Relations Presentation 2006 Veeco Instruments Inc. Q207 Guidance Reconciliation Table High End Low End 2,500 2,500 Amortization expense 5,700 4,300 Earnings before interest, income taxes and amortization, excluding certain items (“EBITA”) 900 900 Interest expense, net 4,800 3,4000 Earnings excluding certain items before income taxes 1,680 1,190 Income tax provision at 35% $3,120 $2,210 Earnings excluding certain items $0.10 $0.07 Earnings excluding certain items per diluted share 32,500 32,500 Diluted weighted average shares outstanding The forecasted income tax expenses for the three months ending June 30, 2007 high end and low end guidance is $1.2 million. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. $8,200 $6,800 Operating income Guidance for three months ended June 30, 2007 (in thousands)